UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2021

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	NASDAQ Capital Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On January 21, 2021, Adamis Pharmaceuticals Corporation (“Adamis” or the “Company”) issued a press release announcing that its SYMJEPI® (epinephrine) Injection products are now available to members of the Walgreens Prescription Savings Club program. A copy of the Company’s press release is attached hereto as Exhibit 99.1 is incorporated into this item by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that express plans, anticipation, intent, contingencies, goals, targets or future development and/or otherwise are not statements of historical fact. These statements relate to future events or future results of operations, including, but not limited to the following statements: the company’s beliefs concerning the commercialization of SYMJEPI and its other products and product candidates; the extent of sales of SYMJEPI resulting from the availability of the products within the Walgreens Prescription Savings Club program; the company's beliefs concerning the ability of its product to compete successfully in the market; and the company's beliefs concerning the safety and effectiveness of SYMJEPI or its other products and product candidates. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause Adamis' actual results to be materially different from these forward-looking statements. You should not place undue reliance on any forward-looking statements. There are no assurances regarding the extent of sales of SYMJEPI products, or revenues to the company, resulting from the availability of the products within the Walgreens Prescription Savings Club program. Further, any forward-looking statement speaks only as of the date on which it is made, and except as may be required by applicable law, we undertake no obligation to update or release publicly the results of any revisions to these forward-looking statements or to reflect events or circumstances arising after the date of this Report. Certain of these risks, uncertainties, and other factors are described in greater detail in Adamis’ filings from time to time with the SEC, which Adamis strongly urges you to read and consider, all of which are available free of charge on the SEC's web site at http://www.sec.gov. Except to the extent required by law, any forward-looking statements in this Report speak only as the date of this Report, and Adamis expressly disclaims any obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release dated January 21, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: January 21, 2021	By:	/s/ Robert O. Hopkins
	Name:	Robert O. Hopkins
	Title:	Chief Financial Officer